UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06044

Morgan Stanley European Equity Fund Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	October 31, 2016

Item 1 - Report to Shareholders

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2016 Morgan Stanley

EUGANN
1651070 EXP 12.31.17

INVESTMENT MANAGEMENT

Morgan Stanley
European Equity
Fund Inc.

Annual Report

October 31, 2016

Morgan Stanley European Equity Fund Inc.

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	8
Expense Example	10
Portfolio of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	33
Report of Independent Registered Public Accounting Firm	38
Investment Advisory Agreement Approval	39
Privacy Notice	42
Director and Officer Information	47
Federal Tax Notice	52

Welcome Shareholder,

We are pleased to provide this Annual report, in which you will learn how your investment in Morgan Stanley European Equity Fund Inc. (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2016

Total Return for the 12 Months Ended October 31, 2016
Class A	Class B	Class L	Class I	Class C	MSCI Europe Index[1]	Lipper European Region Funds Index[2]
–10.13%	–10.17%	–10.59%	–9.83%	–10.82%	–7.48%	–6.35%

The performance of the Fund's five share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

Market Conditions

European equity markets continued to be volatile over the 12-month period ended October 31, 2016. Energy prices and energy-related stocks found a bottom in February 2016 and rebounded sharply through the end of the period. Stocks in the materials sector also bounced off their February lows, fueled by cheap relative valuations and stabilizing commodity orders from China. On the contrary, health care stocks remained under pressure due to pricing pressure fears in the United States in the lead up to the November presidential elections. In fact, both the Democratic and Republican proposals were particularly severe on limiting drug pricing hikes. This has important implications for European pharmaceutical companies, as the U.S. is the world's largest pharmaceuticals market. The financials sector also underperformed over the period, weighed down by profit margin pressures, rising non-performing loans and increased regulation costs. Despite these headwinds, the outcome of the Brexit referendum triggered a rally in financials share prices at the end of June on the prospects of rising interest rates and inflation expectations. In addition, the relative valuations of financials have remained undemanding, boosting their appeal to investors.

For the period as a whole, the best-performing sectors in the MSCI Europe Index were materials, energy and industrials; the biggest laggards were telecommunications, health care and financials.

Performance Analysis

All share classes of Morgan Stanley European Equity Fund Inc. underperformed both the MSCI Europe Index (the "Index") and the Lipper European Region Funds Index for the 12 months ended October 31, 2016, assuming no deduction of applicable sales charges.

The primary country-level contributors to relative performance included our stock selection in Ireland and Switzerland, along with both our stock selection and overweight allocation in the Netherlands. The main detractors from performance were both our stock selection and underweight allocation in Denmark, as well as our stock selection in the U.K., France and Germany.

Fund Report (unaudited)

For the year ended October 31, 2016

On a sector basis, our stock selection in telecommunications and technology positively contributed to the overall performance. Detractors from performance included our stock selection in financials, along with both our stock selection and overweight allocation in health care.

Individual holdings that positively contributed to performance were an Irish building materials company that benefited from a recovery in U.S. and European construction and prospects of a future significant infrastructure intervention from the new U.S. presidential administration. The Fund also held two German industrial companies, which both delivered positive quarterly results driven in part by their exposure to China. On the contrary, stocks that hampered relative performance included a Danish pharmaceutical company, which suffered after its growth outlook was revised downward. Holdings in several financial companies also dampened performance over the period. The financials sector remained under severe pressure due to falling profit margins, increased regulation costs, and additional capital requirements.

We continue to see improvements in the macro European data. Recent gross domestic product, purchasing managers index and consumer confidence data show a relative improving scenario, as the recent Brexit referendum has yet to have an impact. Thus far, sterling seems to be the only victim of the referendum, as the currency continues to be under pressure. As a consequence, we believe U.K. inflation will likely increase going forward. On the Continent, headline inflation has momentarily moved higher due to higher oil prices, but inflation expectations remain depressed.

We continue to remain cautious on banks and investment banks, in particular, as return on tangible equity will likely remain low and ongoing regulatory and capital pressures will continue to put pressure on the stock prices. It is hard to tell at this stage what the new U.S. administration could mean for the U.S. economy and global economy, but volatility will continue to remain high in Europe amid political uncertainty with Italy's upcoming referendum on constitutional reform and elections across France, the Netherlands and Germany in 2017.

Nevertheless, we maintain a long-term view. Our investment approach remains the same. We continue to seek high-quality companies with high earnings visibility and predictability, stable and strong cash flow, and low levels of debt, trading at attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS AS OF 10/31/16
Nestle SA (Registered)	5.0%
British American Tobacco PLC	3.9
Roche Holding AG (Genusschein)	3.9
BP PLC	3.8
Novartis AG (Registered)	3.7
Royal Dutch Shell PLC, Class A	3.3
Siemens AG (Registered)	3.1
Vodafone Group PLC	3.0
SAP SE	3.0
Reckitt Benckiser Group PLC	3.0

TOP FIVE COUNTRIES AS OF 10/31/16
United Kingdom	30.5%
France	16.7
Switzerland	16.4
Netherlands	12.5
Germany	12.4

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in equity securities issued by issuers located in European countries. European countries are defined as countries included in the MSCI Europe Index. A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50 percent of its total revenues from businesses in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The Fund may also invest in emerging market or developing countries.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in

Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Performance of a $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2016 (unaudited)
Symbol	Class A Shares* (since 07/28/97) EUGAX		Class B Shares** (since 06/01/90) EUGBX		Class L Shares† (since 07/28/97) EUGCX	Class I Shares†† (since 07/28/97) EUGDX	Class C Shares††† (since 04/30/15) MSEEX
1 Year	–10.13 –14.86[4]	%[3]	–10.17 –14.57[4]	%[3]	–10.59 —%[3]	–9.83 —%[3]	–10.82 –11.70[4]	%[3]
5 Years	2.89[3] 1.79[4]		2.87[3] 2.51[4]		2.27[3] —	3.19[3] —	— —
10 Years	0.26[3] –0.28[4]		0.26[3] 0.26[4]		–0.41[3] —	0.53[3] —	— —
Since Inception	3.79[3] 3.50[4]		6.25[3] 6.25[4]		3.05[3] —	4.11[3] —	–13.36[3] –13.36[4]

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class L, Class I, and Class C shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See "Conversion Feature" for Class B shares in "Share Class Arrangements" of the Prospectus for more information. Class B shares are closed to new investments.

†  Class L has no sales charge. Class L shares are closed to new investments.

††  Class I has no sales charge.

†††  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

(1)  The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper European Region Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper European Region Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper European Region Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2016.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/16 – 10/31/16.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	05/01/16	10/31/16	05/01/16 – 10/31/16
Class A
Actual (–5.58% return)	$1,000.00	$944.20	$6.84
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.10	$7.10
Class B
Actual (–5.62% return)	$1,000.00	$943.80	$6.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.15	$7.05
Class L
Actual (–5.83% return)	$1,000.00	$941.70	$9.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.58	$9.63
Class I
Actual (–5.43% return)	$1,000.00	$945.70	$5.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.86	$5.33
Class C
Actual (–5.94% return)	$1,000.00	$940.60	$10.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1014.33	$10.89

(1)  Expenses are equal to the Fund's annualized expense ratios of 1.40%, 1.39%, 1.90%,1.05% and 2.15% for Class A, Class B, Class L, Class I and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.60%, 1.60%, 2.28%, 0.52% and 2.47% for Class A, Class B, Class L, Class I and Class C shares, respectively.

    Refer to Note 8 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Fund's Board of Directors acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  October 31, 2016

NUMBER OF SHARES		VALUE
	Common Stocks (99.0%)
	Denmark (2.4%)
	Pharmaceuticals
71,951	Novo Nordisk A/S, Series B	$2,574,002
	France (16.7%)
	Aerospace & Defense
44,046	Airbus Group SE	2,618,234
	Banks
49,793	BNP Paribas SA	2,888,249
	Electrical Equipment
47,079	Schneider Electric SE	3,159,775
	Hotels, Restaurants & Leisure
55,792	Accor SA	2,118,182
	Insurance
130,842	AXA SA	2,949,480
	Media
34,231	Publicis Groupe SA	2,348,568
	Multi-Utilities
134,210	Suez	2,125,222
	Total France	18,207,710
	Germany (12.4%)
	Auto Components
8,503	Continental AG	1,629,279
	Automobiles
33,667	Daimler AG (Registered)	2,398,941
	Health Care Providers & Services
37,731	Fresenius SE & Co., KGaA	2,785,028
	Industrial Conglomerates
29,989	Siemens AG (Registered)	3,405,619
	Software
37,802	SAP SE	3,329,732
	Total Germany	13,548,599
NUMBER OF SHARES		VALUE
	Ireland (2.6%)
	Construction Materials
86,736	CRH PLC	$2,824,537
	Italy (1.4%)
	Capital Markets
97,965	Azimut Holding SpA	1,572,251
	Netherlands (12.5%)
	Banks
191,346	ING Groep N.V.	2,519,551
	Diversified Telecommunication Services
709,725	Koninklijke KPN N.V.	2,314,709
	Personal Products
71,194	Unilever N.V. CVA	2,983,890
	Professional Services
179,905	RELX N.V.	3,036,421
	Semiconductors & Semiconductor Equipment
26,657	ASML Holding N.V.	2,823,853
	Total Netherlands	13,678,424
	Spain (2.5%)
	Information Technology Services
56,480	Amadeus IT Holding SA, Class A	2,666,040
	Sweden (1.6%)
	Machinery
164,671	Volvo AB, Class B	1,768,470
	Switzerland (16.4%)
	Food Products
75,882	Nestle SA (Registered)	5,502,030
	Insurance
10,576	Zurich Insurance Group AG (a)	2,767,042

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments  ■  October 31, 2016 continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals
56,327	Novartis AG (Registered)	$4,007,297
18,462	Roche Holding AG (Genusschein)	4,244,460
		8,251,757
	Textiles, Apparel & Luxury Goods
4,794	Swatch Group AG (The) (b)	1,442,245
	Total Switzerland	17,963,074
	United Kingdom (30.5%)
	Banks
818,291	Barclays PLC	1,906,024
2,841,120	Lloyds Banking Group PLC	1,991,235
		3,897,259
	Diversified Telecommunication Services
425,224	BT Group PLC	1,956,724
	Household Products
36,700	Reckitt Benckiser Group PLC	3,285,060
	Insurance
183,552	Prudential PLC	2,998,192
	Oil, Gas & Consumable Fuels
702,391	BP PLC	4,158,500
146,544	Royal Dutch Shell PLC, Class A	3,656,456
		7,814,956
	Pharmaceuticals
136,934	GlaxoSmithKline PLC	2,712,724
	Tobacco
74,102	British American Tobacco PLC	4,255,233
64,024	Imperial Brands PLC	3,099,744
		7,354,977
NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services
1,211,170	Vodafone Group PLC	$3,332,599
	Total United Kingdom	33,352,491
	Total Common Stocks (Cost $94,110,055)	108,155,598
	NUMBER OF SHARES (000)
	Short-Term Investment (0.8%)
	Investment Company (0.8%)
881	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 6) (Cost $880,669)	880,669
Total Investments (Cost $94,990,724) (c)	99.8%	109,036,267
Other Assets in Excess of Liabilities	0.2	257,156
Net Assets	100.0%	$109,293,423

  CVA  Certificaten Van Aandelen.

  (a)  Non-income producing security.

  (b)  All or a portion of this security was on loan at October 31, 2016.

  (c)  At October 31, 2016, the aggregate cost for federal income tax purposes is $96,529,635. The aggregate gross unrealized appreciation is $22,959,845 and the aggregate gross unrealized depreciation is $10,453,213 resulting in net unrealized appreciation of $12,506,632.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Summary of Investments  ■  October 31, 2016 continued

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	$13,538,483	12.4%
Banks	9,305,059	8.5
Insurance	8,714,714	8.0
Oil, Gas & Consumable Fuels	7,814,956	7.2
Tobacco	7,354,977	6.7
Food Products	5,502,030	5.1
Diversified Telecommunication Services	4,271,433	3.9
Industrial Conglomerates	3,405,619	3.1
Wireless Telecommunication Services	3,332,599	3.1
Software	3,329,732	3.1
Household Products	3,285,060	3.0
Electrical Equipment	3,159,775	2.9
Professional Services	3,036,421	2.8
Personal Products	2,983,890	2.7
Construction Materials	2,824,537	2.6
Semiconductors & Semiconductor Equipment	2,823,853	2.6
Health Care Providers & Services	2,785,028	2.6
Information Technology Services	2,666,040	2.4
Aerospace & Defense	2,618,234	2.4
Automobiles	2,398,941	2.2
Media	2,348,568	2.2
Multi-Utilities	2,125,222	2.0
Hotels, Restaurants & Leisure	2,118,182	1.9
Machinery	1,768,470	1.6
Auto Components	1,629,279	1.5
Capital Markets	1,572,251	1.4
Textiles, Apparel & Luxury Goods	1,442,245	1.3
Investment Company	880,669	0.8
	$109,036,267	100.0%

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements

Statement of Assets and Liabilities October 31, 2016

Assets:
Investments in securities, at value (cost $94,110,055) (Including $1,424,763 for securities loaned)	$108,155,598
Investment in affiliate, at value (cost $880,669)	880,669
Total investments in securities, at value (cost $94,990,724)	109,036,267
Receivable from Distributor	263,614
Receivable for:
Dividends	39,668
Foreign withholding taxes reclaimed	441,499
Dividends from affiliate	83
Capital stock sold	7,305
Prepaid expenses and other assets	36,150
Total Assets	109,824,586
Liabilities:
Payable for:
Capital stock redeemed	177,399
Advisory fee	95,647
Distribution fee	89,528
Transfer and sub transfer agent fees	66,236
Directors' fees	52,256
Administration fee	7,607
Accrued expenses and other payables	42,490
Total Liabilities	531,163
Net Assets	$109,293,423
Composition of Net Assets:
Paid-in-capital	$130,973,948
Net unrealized appreciation	14,022,023
Accumulated undistributed net investment income	2,701,993
Accumulated net realized loss	(38,404,541)
Net Assets	$109,293,423
Class A Shares:
Net Assets	$6,692,535
Shares Outstanding (500,000,000 shares authorized, $0.01 par value)	434,999
Net Asset Value Per Share	$15.39
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$16.24
Class B Shares:
Net Assets	$99,149,274
Shares Outstanding (500,000,000 shares authorized, $0.01 par value)	6,785,566
Net Asset Value Per Share	$14.61
Class L Shares:
Net Assets	$2,142,782
Shares Outstanding (500,000,000 shares authorized, $0.01 par value)	145,875
Net Asset Value Per Share	$14.69
Class I Shares:
Net Assets	$542,199
Shares Outstanding (500,000,000 shares authorized, $0.01 par value)	33,820
Net Asset Value Per Share	$16.03
Class C Shares:
Net Assets	$766,633
Shares Outstanding (500,000,000 shares authorized, $0.01 par value)	52,667
Net Asset Value Per Share	$14.56

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements continued

Statement of Operations For the year ended October 31, 2016

Net Investment Income: Income
Dividends (net of $435,370 foreign withholding tax)	$4,565,439
Income from securities loaned - net	50,032
Dividends from affiliate (Note 6)	1,696
Total Income	4,617,167
Expenses
Advisory fee (Note 3)	1,072,340
Distribution fee (Class A shares) (Note 4)	23,121
Distribution fee (Class B shares) (Note 4)	259,475
Distribution fee (Class L shares) (Note 4)	18,915
Distribution fee (Class C shares) (Note 4)	10,208
Sub transfer agent fees and expenses (Class A shares)	10,646
Sub transfer agent fees and expenses (Class B shares)	170,915
Sub transfer agent fees and expenses (Class L shares)	6,691
Sub transfer agent fees and expenses (Class I shares)	1,431
Sub transfer agent fees and expenses (Class C shares)	747
Professional fees	73,630
Administration fee (Note 3)	98,606
Transfer agent fees and expenses (Class A shares) (Note 5)	6,665
Transfer agent fees and expenses (Class B shares) (Note 5)	49,092
Transfer agent fees and expenses (Class L shares) (Note 5)	3,376
Transfer agent fees and expenses (Class I shares) (Note 5)	2,290
Transfer agent fees and expenses (Class C shares) (Note 5)	2,165
Shareholder reports and notices	50,718
Registration fees	72,429
Custodian fees	39,601
Directors' fees and expenses	684
Other	23,894
Total Expenses	1,997,639
Less: waiver of advisory fees (Note 3)	(120,301)
Less: reimbursement of class specific expenses (Class A shares) (Note 3)	(7,396)
Less: reimbursement of class specific expenses (Class B shares) (Note 3)	(97,535)
Less: reimbursement of class specific expenses (Class L shares) (Note 3)	(7,358)
Less: reimbursement of class specific expenses (Class I shares) (Note 3)	(3,670)
Less: reimbursement of class specific expenses (Class C shares) (Note 3)	(1,825)
Less: reimbursement of custodian fees (Note 8)	(27,034)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(1,314)
Net Expenses	1,731,206
Net Investment Income	2,885,961
Realized and Unrealized Gain (Loss): Realized Loss on:
Investments	(5,181,429)
Foreign currency translations	(116,516)
Net Realized Loss	(5,297,945)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(11,609,378)
Foreign currency translations	4,873
Net Change in Unrealized Appreciation (Depreciation)	(11,604,505)
Net Loss	(16,902,450)
Net Decrease	$(14,016,489)

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2016	FOR THE YEAR ENDED OCTOBER 31, 2015
Increase (Decrease) in Net Assets: Operations:
Net investment income	$2,885,961	$2,767,510
Net realized loss	(5,297,945)	(6,233,530)
Net change in unrealized appreciation (depreciation)	(11,604,505)	(2,600,254)
Net Decrease	(14,016,489)	(6,066,274)
Dividends to Shareholders from Net Investment Income:
Class A shares	(209,616)	(276,318)
Class B shares	(2,431,056)	(5,847,861)
Class L shares	(38,246)	(117,376)
Class I shares	(16,650)	(22,942)
Class C shares	(20,841)	—
Total Dividends	(2,716,409)	(6,264,497)
Net decrease from capital stock transactions	(18,511,832)	(4,342,081)
Net Decrease	(35,244,730)	(16,672,852)
Net Assets:
Beginning of period	144,538,153	161,211,005
End of Period (Including accumulated undistributed net investment income of $2,701,993 and $2,649,217, respectively)	$109,293,423	$144,538,153

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016

1. Organization and Accounting Policies

Morgan Stanley European Equity Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is to maximize the capital appreciation of its investments. The Fund was incorporated in Maryland on February 13, 1990 and commenced operations on June 1, 1990. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares, Class I shares and Class C shares. The five classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, most Class B shares, and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class L shares and Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class L shares and Class C shares incur distribution expenses.

The Fund suspended offering Class B and Class L shares to all investors (February 25, 2013 and April 30, 2015, respectively). Class B and Class L shareholders of the Fund do not have the option of purchasing additional Class B or Class L shares. However, the existing Class B and Class L shareholders may invest through reinvestment of dividends and distributions.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class L shares, Class I shares and Class C shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day, and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, realized and unrealized gain (loss), and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

D. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

— investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

E. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2016.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
GROSS ASSET AMOUNT PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
$1,424,763	(a)	—	$(1,424,763	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Fund received non-cash collateral of $1,532,830 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

(unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2016.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Common Stocks
Aerospace & Defense	$2,618,234	$—	$—	$2,618,234
Auto Components	1,629,279	—	—	1,629,279
Automobiles	2,398,941	—	—	2,398,941
Banks	9,305,059	—	—	9,305,059
Capital Markets	1,572,251	—	—	1,572,251
Construction Materials	2,824,537	—	—	2,824,537
Diversified Telecommunication Services	4,271,433	—	—	4,271,433
Electrical Equipment	3,159,775	—	—	3,159,775
Food Products	5,502,030	—	—	5,502,030
Health Care Providers & Services	2,785,028	—	—	2,785,028
Hotels, Restaurants & Leisure	2,118,182	—	—	2,118,182
Household Products	3,285,060	—	—	3,285,060

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets (cont'd):
Common Stocks (cont'd)
Industrial Conglomerates	$3,405,619	$—	$—	$3,405,619
Information Technology Services	2,666,040	—	—	2,666,040
Insurance	8,714,714	—	—	8,714,714
Machinery	1,768,470	—	—	1,768,470
Media	2,348,568	—	—	2,348,568
Multi-Utilities	2,125,222	—	—	2,125,222
Oil, Gas & Consumable Fuels	7,814,956	—	—	7,814,956
Personal Products	2,983,890	—	—	2,983,890
Pharmaceuticals	13,538,483	—	—	13,538,483
Professional Services	3,036,421	—	—	3,036,421
Semiconductors & Semiconductor Equipment	2,823,853	—	—	2,823,853
Software	3,329,732	—	—	3,329,732
Textiles, Apparel & Luxury Goods	1,442,245	—	—	1,442,245
Tobacco	7,354,977	—	—	7,354,977
Wireless Telecommunication Services	3,332,599	—	—	3,332,599
Total Common Stocks	108,155,598	—	—	108,155,598
Short-Term Investment
Investment Company	880,669	—	—	880,669
Total Assets	$109,036,267	$—	$—	$109,036,267

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of October 31, 2016, the Fund did not have any investments transfer between investment levels.

3. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets exceeding $3 billion. For the year ended October 31,

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.77% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.40% for Class A, 1.39% for Class B, 1.90% for Class L, 1.05% for Class I and 2.15% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospects or until such time that the Directors act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended October 31, 2016, $120,301 of advisory fees were waived and $98,173 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; (iii) Class L — up to 0.75% of the average daily net assets of Class L shares; and (iv) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may or may not be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amount totaled $626,940 at October 31, 2016.

The Fund's Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waiver when they deem that such action is appropriate. For the year ended October 31, 2016, the distribution fee was accrued for Class B at an annual rate of 0.24%.

At October 31, 2016, included in the Statement of Assets and Liabilities is a receivable from the Fund's Distributor which represents payments due to be reimbursed to the Fund under the Plan. Because the Plan is what is referred to as a "reimbursement plan", the Distributor reimburses to the Fund any 12b-1 fees collected in excess of the actual distribution expenses incurred. This receivable represents this excess amount as of October 31, 2016.

In the case of Class A shares, Class L shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.75% and 1.00% of the average daily net assets of Class A shares, Class L shares and Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2016, the distribution fee was accrued for Class A shares, Class L shares and Class C shares at the annual rate of 0.25%, 0.75% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2016, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares and Class B shares of $21,500 and $1,333, respectively, and received $99 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

5. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2016, aggregated $28,335,052 and $46,001,968, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2016, advisory fees paid were reduced by $1,314 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended October 31, 2016 is as follows:

VALUE OCTOBER 31, 2015	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE OCTOBER 31, 2016
$3,600,953	$25,873,394	$28,593,678	$1,696	$880,669

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. At October 31, 2016, the Fund had an accrued pension liability of $52,256, which is reflected as "Directors' fees" in the Statement of Assets and Liabilities.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2016, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

7. Purposes of and Risks Relating to Certain Financial Instruments

At October 31, 2016, investments in securities of issuers in the United Kingdom, France and Switzerland represented 30.5%, 16.7% and 16.4%, respectively, of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

8. Custodian Fees

State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Fund in September 2016 as a reimbursement. State Street reimbursed the Fund directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of custodian fees" in the Statement of Operations. Pursuant to the expense limitations described in Note 3, the Fund has experienced waiver of advisory fees and expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees and expenses reimbursed by the Adviser.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

9. Capital Stock

Transactions in capital stock were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2016		FOR THE YEAR ENDED OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	88,873	$1,435,970	324,396	$6,049,126
Reinvestment of dividends	12,360	203,948	15,057	269,660
Redeemed	(325,560)	(5,200,434)	(81,436)	(1,498,709)
Net increase (decrease) — Class A	(224,327)	(3,560,516)	258,017	4,820,077
CLASS B SHARES
Exchanged	40,243	640,767	13,400	232,447
Reinvestment of dividends	148,682	2,329,845	329,009	5,599,735
Redeemed	(1,092,610)	(16,579,273)	(944,199)	(16,522,142)
Net decrease — Class B	(903,685)	(13,608,661)	(601,790)	(10,689,960)
CLASS L SHARES
Exchanged	3	33	19,375	357,045
Reinvestment of dividends	2,392	37,845	6,776	116,269
Redeemed	(47,940)	(747,489)	(27,509)	(493,709)
Net decrease — Class L	(45,545)	(709,611)	(1,358)	(20,395)
CLASS I SHARES
Sold	12,165	206,617	49,129	958,498
Reinvestment of dividends	687	11,773	1,234	22,942
Redeemed	(35,913)	(610,380)	(36,878)	(715,348)
Net increase (decrease) — Class I	(23,061)	(391,990)	13,485	266,092
CLASS C SHARES
Sold	6,591	100,567	73,331 *	1,354,775 *
Reinvestment of dividends	1,316	20,678	—	—
Redeemed	(24,454)	(362,299)	(4,117)*	(72,670)*
Net increase (decrease) — Class C	(16,547)	(241,054)	69,214	1,282,105
Net decrease in Fund	(1,213,165)	$(18,511,832)	(262,432)	$(4,342,081)

*  For the period April 30, 2015 through December 31, 2015.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

10. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2016 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2015 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$2,716,409	$6,264,497

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

Permanent differences, primarily due to foreign currency losses, resulted in the following reclassifications among the Fund's components of net assets at October 31, 2016:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(116,776)	$116,776	$—

At October 31, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$2,762,050	$—

At October 31, 2016, the Fund had available for federal income tax purposes unused short-term capital losses of $4,962,701 and long-term capital losses of $5,883,340 that do not have an expiration date.

In addition, at October 31 2016, the Fund had available for federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$14,977,817	October 31, 2017
11,041,771	October 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

11. Credit Facility

As of April 4, 2016, the Fund and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended October 31, 2016, the Fund did not have any borrowings under the facility.

Morgan Stanley European Equity Fund Inc.

Notes to Financial Statements  ■  October 31, 2016 continued

12. Other

At October 31, 2016, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 66.4%.

Morgan Stanley European Equity Fund Inc.

Financial Highlights

Selected ratios and per share data for a share of outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2016(1)		2015		2014		2013		2012
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$17.47		$18.89		$19.65		$15.80		$15.03
Income (loss) from investment operations:
Net investment income(2)	0.40		0.34		0.72		0.30		0.46
Net realized and unrealized gain (loss)	(2.15)		(1.06)		(1.15)		3.91		0.62
Total income (loss) from investment operations	(1.75)		(0.72)		(0.43)		4.21		1.08
Less dividends from net investment income	(0.33)		(0.70)		(0.33)		(0.36)		(0.31)
Net asset value, end of period	$15.39		$17.47		$18.89		$19.65		$15.80
Total Return(3)	(10.13)%		(3.92)%		(2.26)%		27.15%		7.43%
Ratios to Average Net Assets:
Net expenses	1.40	%(4)(5)	1.40	%(4)(5)	1.47	%(4)(5)	1.56	%(4)(5)	1.58	%(4)
Net investment income	2.50	%(4)(5)	1.86	%(4)(5)	3.57	%(4)(5)	1.72	%(4)(5)	3.11	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$6,693		$11,518		$7,580		$7,373		$5,778
Portfolio turnover rate	23%		25%		19%		10%		12%

(1)  Refer to Note 8 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	1.60%	2.30%
October 31, 2015	1.63	1.63
October 31, 2014	1.57	3.47
October 31, 2013	1.59	1.69

(6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2016(1)		2015		2014		2013		2012
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.60		$18.01		$18.74		$15.08		$14.37
Income (loss) from investment operations:
Net investment income(2)	0.35		0.31		0.67		0.29		0.44
Net realized and unrealized gain (loss)	(2.02)		(1.00)		(1.09)		3.74		0.58
Total income (loss) from investment operations	(1.67)		(0.69)		(0.42)		4.03		1.02
Less dividends from net investment income	(0.32)		(0.72)		(0.31)		(0.37)		(0.31)
Net asset value, end of period	$14.61		$16.60		$18.01		$18.74		$15.08
Total Return(3)	(10.17)%		(3.93)%		(2.28)%		27.15%		7.41%
Ratios to Average Net Assets:
Net expenses	1.39	%(4)(5)	1.39	%(4)(5)	1.50	%(4)(5)	1.55	%(4)(5)	1.57	%(4)(6)
Net investment income	2.34	%(4)(5)	1.78	%(4)(5)	3.54	%(4)(5)	1.78	%(4)(5)	3.12	%(4)(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$99,149		$127,644		$149,298		$169,404		$153,458
Portfolio turnover rate	23%		25%		19%		10%		12%

(1)  Refer to Note 8 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class B shares. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	1.60%	2.13%
October 31, 2015	1.59	1.57
October 31, 2014	2.29	2.75
October 31, 2013	1.57	1.76

(6)  If the Distributor had not rebated a portion of its fee to the Fund, the expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2012	1.58%	3.11%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2016(1)		2015		2014		2013		2012
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.66		$18.05		$18.79		$15.09		$14.35
Income (loss) from investment operations:
Net investment income(2)	0.28		0.22		0.58		0.19		0.34
Net realized and unrealized gain (loss)	(2.03)		(1.00)		(1.11)		3.75		0.58
Total income (loss) from investment operations	(1.75)		(0.78)		(0.53)		3.94		0.92
Less dividends from net investment income	(0.22)		(0.61)		(0.21)		(0.24)		(0.18)
Net asset value, end of period	$14.69		$16.66		$18.05		$18.79		$15.09
Total Return(3)	(10.59)%		(4.40)%		(2.86)%		26.47%		6.56%
Ratios to Average Net Assets:
Net expenses	1.90	%(4)(5)	1.90	%(4)(5)	2.03	%(4)(5)	2.13	%(4)(5)	2.33	%(4)
Net investment income	1.86	%(4)(5)	1.23	%(4)(5)	3.01	%(4)(5)	1.18	%(4)(5)	2.36	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$2,143		$3,190		$3,480		$3,687		$3,084
Portfolio turnover rate	23%		25%		19%		10%		12%

(1)  Refer to Note 8 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period. Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% contingent deferred sales charge. The contingent deferred sales charge on Class L shares was eliminated effective February 25, 2013.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	2.31%	1.45%
October 31, 2015	2.29	0.84
October 31, 2014	2.16	2.88
October 31, 2013	2.18	1.13

(6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2016(1)		2015		2014		2013		2012
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$18.18		$19.64		$20.39		$16.37		$15.58
Income (loss) from investment operations:
Net investment income(2)	0.43		0.39		0.80		0.40		0.52
Net realized and unrealized gain (loss)	(2.19)		(1.08)		(1.20)		4.02		0.63
Total income (loss) from investment operations	(1.76)		(0.69)		(0.40)		4.42		1.15
Less dividends from net investment income	(0.39)		(0.77)		(0.35)		(0.40)		(0.36)
Net asset value, end of period	$16.03		$18.18		$19.64		$20.39		$16.37
Total Return(3)	(9.83)%		(3.59)%		(2.02)%		27.56%		7.67%
Ratios to Average Net Assets:
Net expenses	1.05	%(4)(5)	1.05	%(4)(5)	1.19	%(4)(5)	1.31	%(4)(5)	1.33	%(4)
Net investment income	2.61	%(4)(5)	2.03	%(4)(5)	3.85	%(4)(5)	2.23	%(4)(5)	3.36	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$542		$1,034		$852		$937		$998
Portfolio turnover rate	23%		25%		19%		10%		12%

(1)  Refer to Note 8 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/ Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	1.71%	1.95%
October 31, 2015	1.51	1.57
October 31, 2014	1.38	3.66
October 31, 2013	1.36	2.18

(6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31, 2016(1)		PERIOD FROM APRIL 30, 2015(2) TO OCTOBER 31, 2015
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.64		$18.41
Income (loss) from investment operations:
Net investment income(3)	0.25		0.02
Net realized and unrealized loss	(2.03)		(1.79)
Total loss from investment operations	(1.78)		(1.77)
Less dividends from net investment income	(0.30)		—
Net asset value, end of period	$14.56		$16.64
Total Return(4)	(10.82)%		(9.61	)%(8)
Ratios to Average Net Assets:
Net expenses	2.15	%(5)(6)	2.15	%(5)(6)(9)
Net investment income	1.62	%(5)(6)	0.22	%(5)(6)(9)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)(9)
Supplemental Data:
Net assets, end of period, in thousands	$767		$1,152
Portfolio turnover rate	23%		25%

(1)  Refer to Note 8 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  The per share amounts were computed using an average number of shares outstanding during the period.

(4)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income (loss) ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
October 31, 2016	2.45%	1.32%
October 31, 2015(9)	2.54	(0.17)

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

See Notes to Financial Statements

Morgan Stanley European Equity Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley European Equity Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Morgan Stanley European Equity Fund Inc. (the "Fund"), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley European Equity Fund Inc. at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 28, 2016

Morgan Stanley European Equity Fund Inc.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2015, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee was higher than but close to its peer group average and its total expense ratio was lower than its peer

Morgan Stanley European Equity Fund Inc.

Investment Advisory Agreement Approval (unaudited) continued

group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to

Morgan Stanley European Equity Fund Inc.

Investment Advisory Agreement Approval (unaudited) continued

fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley European Equity Fund Inc.

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley European Equity Fund Inc.

Privacy Notice (unaudited) continued

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley European Equity Fund Inc.

Privacy Notice (unaudited) continued

4. How Can You Limit The Sharing of Certain Types of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. How Can You Limit The Use of Certain Types of Personal Information by Other Morgan Stanley Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us An Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out

Morgan Stanley European Equity Fund Inc.

Privacy Notice (unaudited) continued

requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What If An Affiliated Company Becomes A Non-Affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Morgan Stanley European Equity Fund Inc.

Privacy Notice (unaudited) continued

Special Notice to Residents of Vermont
The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

Special Notice To Residents of California
The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley European Equity Fund Inc.

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Morgan Stanley European Equity Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley European Equity Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

Morgan Stanley European Equity Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Joseph J. Kearns (74) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Morgan Stanley European Equity Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

  *  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley European Equity Fund Inc.

Director and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (57) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

* This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended October 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $3,203,280 as taxable at this lower rate.
During the taxable year ended October 31, 2016, the Fund intends to pass through foreign tax credits of $245,809 and has derived net income from sources within foreign countries amounting to $5,000,809.
In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that Joseph J. Kearns, an “independent” Director, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2016

	Registrant		Covered Entities(1)
Audit Fees	$34,233		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$3,500	(3)	$9,000,199	(4)
All Other Fees	$—		$288,825	(5)
Total Non-Audit Fees	$3,500		$9,289,024

Total	$37,733		$9,289,024

2015

	Registrant		Covered Entities(1)
Audit Fees	$34,233		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$3,500	(3)	$7,968,463	(4)
All Other Fees	$—		$212,000	(5)
Total Non-Audit Fees	$3,500		$8,180,463

Total	$37,733		$8,180,463

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley European Equity Fund Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 15, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 15, 2016